                               EXHIBIT C

An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding company system.

                           CMS ENSENADA S.A.
                              (Ensenada)


                        CMS Energy Corporation
                                   *
                                   *
                                   *
                        CMS Enterprises Company
                                   *
                                   *
                                   *
                          CMS Generation Co.
                          *               *
                          * 99%           *
                          *               *
                          *          * CMS Generation Holdings Company
                          *   1%   *      *
                          *      *        *
                          *    *          *
              CMS Operating S.A.          * 1%
                 |        *               *
      Operator   |        * 99%           *
                 |        *               *
                 --------- CMS Ensenada S.A.


CMS Operating S.A., which is 99% owned by CMS Generation Co., owns 99% of CMS Ensenada S.A., the EWG. CMS Generation Holdings Co., which is owned 100% by CMS Generation Co., owns 1% of CMS Ensenada S.A., the EWG.

Note: Eligible facility not yet operational.

An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding company system.


             CMS GENERATION CEBU LIMITED DURATION COMPANY
                                (Cebu)



                        CMS Energy Corporation
                                  *
                                  *
                                  *
                        CMS Enterprises Company
                                  *
                                  *
                                  *
                        CMS Generation Co.
                        *               *
                        *               *
                        *               *
CMS Generation Investment Co. I     CMS Generation Investment Co. II
                *         * 99%         * 1%    *
                *           *         *         *
                *             *     *           *
                *                *              *
                * 99%         *      *          * 1%
      CMS Generation Cebu Limited       CMS Generation Cebu Operating
          Duration Company              Limited Duration Company(1)
                       *              |
                       *              | Operator
                       * 47.5%        |
                       Toledo Power Company

CMS Generation Investment Company I and CMS Generation Investment Company II, each owned 100% by CMS Generation Co., owns 99% and 1%, respectively, CMS Generation Cebu Limited Duration Company, the EWG.

CMS Generation Investment Company I and CMS Generation Investment Company II, each owned 100% by CMS Generation Co., owns 99% and 1%, respectively, CMS Generation Cebu Operating Limited Duration Company, the EWG.

___________________
     (1)CMS Generation Cebu Operating Limited Duration Company filed for EWG status after the reporting period of December 31, 1996.

     An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding company system.

                          CMS OPERATING S.A.



                        CMS Energy Corporation
                                  *
                                  *
                                  *
                        CMS Enterprises Company
                                  *
                                  *
                                  *
                     *****  CMS Generation Co.
                     *    *                 *
                     *    *                 *
                     *    *                 *
CMS Generation Holdings   *                 *
      Company    *        *                 *
                 * 1%     *                 *
                 *        * 99%             * 99%
             CMS Operating S.A.           CMS Centrales Termicas S.A.
Operating &   | *    |  |       *             *
Maintenance-  | *    |  |       *             *
 Agreement    | *99% |  |       * 99%         *  1%
              | *    |  |       Cuyana S.A. de Inversiones
CMS Ensenada S.A.    |  |                     *
                     |  |--Consulting    *
                     |  |        Agreement    * 80.55%
       Consulting    |  |                     *
        Agreement--- |  |-----Centrales Termicas Mendoza, S.A.
                     |
                     |
Empresa Distribuidora de Electricidad de Entre Rios S.A. (EDEER)

CMS Generation Co. and CMS Generation Holdings Company own 99% and 1%, respectively, CMS Operating S.A., the EWG.

      An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding company system.


                 CENTRALES TERMICAS SAN NICOLAS, S.A.
                                (CTSN)

CMS Energy Corporation
          *
          *
          *
CMS Enterprises Company
          *
          *
          *
CMS Generation Co.
          *
          *
          * .1%
CMS Generation San Nicolas Company
                 *
                 *
                 * .1%
              Inversora de San Nicolas, S.A.
                 *
                 *
                 * 88%
              Centrales Termicas San Nicolas, S.A.


CMS Generation San Nicolas Company, owned .1% by CMS Generation Co., owns
 .1% of Inversora de San Nicolas, which in turn owns 88% of Centrales Termicas San Nicolas, S.A., the EWG.

      An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding company system

       Empresa Distribuidora de Electricidad de Entre Rios S.A.
                                (EDEER)


                        CMS Energy Corporation
                                   *
                                   *
                                   *
                                   *
                        CMS Enterprises Company
                        *                   *
                        *                   *
                        *                   *
                        *                   *
CMS Electric and Gas Company              CMS Generation Co.
          *                                        *
          *                                        *
          * 40%                                    * 99%
          *                                        *
          *                                        *
Inversora en Distribucion de Entre Rios S.A.     CMS Operating S.A.
                   *                                   |
                   *                                   |
                   * 90%                               | Consulting
                   *                                   | Agreement
                   *                                   |
      Empresa Distribuidora de Electricidad de Entre Rios S.A.


CMS Electric and Gas Company, which is 100% owned by CMS Enterprises Company owns 40% of Inversora en Distribucion de Entre Rios S.A., which owns 90% of Empresa Distribuidora de Electricidad de Entre Rios S.A., the foreign utility company.

      An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding company system.


                    HIDROELECTRICA EL CHOCON, S.A.
                           (Hidroelectrica)

      CMS Energy Corporation
                 *
                 *
                 *
      CMS Enterprises Company
                 *
                 *
                 *
***   CMS Generation Co.
*                *
*                *
*                * (99%)
*          CMS Generation, S.A.
*                       *
*                       *
*                       * 25%
*                    Hidroinvest, S.A.
*                       *
*                       *
* 2.48%                 * 59%
***************  Hidroelectrica El Chocon, S.A.


CMS Generation Co. directly owns 2.48% of Hidroelectrica El Chocon, S.A. CMS Generation, S.A., owned 99% by CMS Generation Co., owns 25% of Hidroinvest which in turn owns 59% of Hidroelectrica El Chocon, S.A., the EWG.

      An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding company system.


                      LAKEWOOD COGENERATION, L.P.
                              (Lakewood)

                     CMS Energy Corporation
                        *
                        *
                        *
                     CMS Enterprises Company
                        *
                        *
                        *
                     CMS Generation Co.
                        *
                        *
                        *
               --    HYDRA-CO Enterprises, Inc.
Operating &    |        *                   *
Maintenance    |        *                   *
Agreement      |        *                   *
               |     HCE-Lakewood, Inc.     *
               |            *               *
               |            *               *
               |            *  1%           * 44%
               ---------    Lakewood Cogeneration, L.P.


HYDRA-CO Enterprises, Inc., the wholly owned subsidiary of CMS Generation Co., owns 100% of HCE-Lakewood, which in turn owns 1% of Lakewood
Cogeneration, L.P., the EWG. Additionally, HYDRA-CO Enterprises, Inc., directly owns 44% of Lakewood Cogeneration, L.P., the EWG.

HYDRA-CO Enterprises, Inc., is also the operator of Lakewood Cogeneration, L.P., the EWG.